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[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) MUNICIPAL HIGH
                              INCOME FUND

                              SEMIANNUAL REPORT o JULY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 29
Notes to Financial Statements ............................................. 35
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2000

------------
(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]

     Michael W. Roberge

For the six months ended July 31, 2000, Class A shares of the fund provided a total return of 4.83%, Class B shares 4.42%, and Class C shares 4.31%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 6.40% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade municipal bonds rated "Baa" or higher. During the same period, the average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.49%.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE PERIOD?

A. We think three main factors drive the performance of a high-yield municipal bond fund such as ours: credit risk, the quality of the fund's research as it relates to credit risk, and interest rates. Credit risk -- the risk that a bond will be downgraded or will default -- is the primary risk in a high-yield portfolio. We believe we outperformed our Lipper peer group over the period largely because our research helped us avoid some of the credit problems in our market, particularly among hospitals and nursing homes.

Q. DOES THAT MEAN YOU HAVE CUT BACK ON INVESTMENTS IN THE TROUBLED HEALTH CARE SECTOR?

A. On the contrary, we see this as an opportunity. Because of some high-profile hospital and nursing home problems and reductions in medicare funding, many investors have fled the health care sector, so the premiums that have been paid to investors to own bonds in that sector have grown dramatically. In other words, the yield of these bonds has climbed significantly in relation to investment-grade bonds. Although health care is a challenging sector to be in, we think that through individual security selection we could potentially reap some significant gains for investors.

    Something that investors should keep in mind is that health care issues represent a huge portion of the municipal high-yield market, including a majority of the new issues that come to market. So in order to stay fully invested, a municipal high-yield fund, in our view, has to own health care bonds. The key is finding the financially healthy ones and avoiding defaults and credit problems. This is where we think the quality of our in-house Original Research(SM) process -- which may include meetings with hospital or nursing home managements, meetings with employees and competitors, and intense financial and competitive analysis -- gives us an edge.

    For example, our research indicates that HMOs are vigorously clamping down on the rates they will pay hospitals for insured services. So one of the things we have done is to generally avoid hospitals in urban areas, where cost competition has tended to be intense because of heavy HMO penetration. Instead we have invested in several "sole community providers" -- hospitals in more rural areas that tend to have little or no direct competition. Another factor we view as potentially positive for health care investments is that Congress is already starting to talk about restoring some of the health care funding that it had previously cut.

Q.  HOW DID THE INTEREST RATE ENVIRONMENT AFFECT PERFORMANCE?

A. Although the Federal Reserve Board (the Fed) caused short-term interest rates to rise over the period by raising the rate it charges banks for overnight borrowings, interest rates actually declined for both long-term Treasuries and municipal bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The decline in long-term rates helped the fund's performance by increasing the prices of bonds that we owned.

Q.  WHY DID LONG-TERM RATES DECLINE IF THE FED WAS RAISING RATES?

A. In our experience, long-term bonds tend to be influenced more by what investors think about long-term inflation than by short-term rate changes. It appears to us that the market felt the Fed's rate hikes were doing a good job of bringing growth down and keeping inflationary forces at bay; we think this perception that inflation would remain benign helped bring down long-term rates. Another factor was the Fed's announcement that it would use some of the budget surplus to buy back 30-year Treasuries. Investors perceived that the supply of 30-year notes would be shrinking, and that drove their prices up and yields down.

    What happened in the Treasury market is that the yield curve inverted; as short-term rates were going up, long-term rates were coming down, which is the opposite of the normal curve.

Q.  WHY DID THE FUND UNDERPERFORM ITS INDEX IF IT OUTPERFORMED ITS PEERS?

A. The Lehman Index actually measures a slightly different investment universe than that of our fund. First, the Lehman Index is a high-grade (investment-grade), rather than a high-yield, index. And over the recent period, high-grade bond prices generally rose faster than those of high-yield issues, causing the Lehman Index to outperform. Second, the high-grade bonds in the Lehman Index tend to be more sensitive to interest rate changes than the municipal high-yield issues in which we invest. Therefore, the Lehman Index may benefit more than our fund from a decrease in interest rates.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

A. We're optimistic on each of the three factors that we mentioned earlier as driving performance: interest rates, credit risk, and the ability of our research to make a difference. We agree with the market's apparent perception that the Fed has done its job by raising rates and cooling down the economy. We expect to see a flat to declining interest-rate environment by the end of the year, which would be positive for fixed-income investing in general.

    We also expect the economy to continue to grow at a healthy but slower pace, with little inflation and without a recession. That bodes well for credit risk. Although the growth that we have had year to date in gross domestic product (GDP) has been higher than expected, our research indicates that most of that growth has been in corporate technology spending, which was largely plowed back into productivity enhancements. In our view, spending growth that improves productivity is not inflationary -- as opposed to growth in consumer spending, which does tend to be inflationary.

    Finally, we believe our research will continue to uncover opportunities in the high-yield market. In addition to health care, another sector we like is electric utilities. We think the trend toward consolidation in the industry offers potential for our research to find utilities with lower-grade bonds that may enjoy an upgrade if they are acquired by a higher-grade company. (When a bond's rating is upgraded because its issuer is perceived to have improved its creditworthiness, the bond is considered less risky and therefore its price rises.) An example in the portfolio is Entergy Corp. (formerly Gulf States Utilities), an investor-owned utility with a "BB+" bond rating. The company announced at the end of the period that it planned to merge with Florida Power and Light, an "A"-rated company. If, as we expect, that merger is completed, our position in Entergy should benefit significantly as its bonds cross over from high-yield to investment-grade status.

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

    MICHAEL W. ROBERGE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL HIGH INCOME FUND AND MFS(R) MUNICIPAL INCOME TRUST, A CLOSED-END FUND.

    MR. ROBERGE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MR. ROBERGE IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE IS A CHARTERED FINANCIAL ANALYST AS WELL AS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

    ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                      SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL
                                  INCOME TAXES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          FEBRUARY 24, 1984

  CLASS INCEPTION:                CLASS A  FEBRUARY 24, 1984
                                  CLASS B  SEPTEMBER 7, 1993
                                  CLASS C  SEPTEMBER 25, 1998

  SIZE:                           $1.3 BILLION NET ASSETS AS OF JULY 31, 2000

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +4.83%        +0.47%       +10.36%       +27.42%       +79.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +0.47%       + 3.34%       + 4.97%       + 6.03%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         -4.30%       + 1.68%       + 3.95%       + 5.52%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +4.42%        -0.32%       + 7.63%       +22.05%       +68.70%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         -0.32%       + 2.48%       + 4.07%       + 5.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         -4.09%       + 1.60%       + 3.75%       + 5.37%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +4.31%        -0.53%       + 8.39%       +25.15%       +76.47%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         -0.53%       + 2.72%       + 4.59%       + 5.84%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         -1.47%       + 2.72%       + 4.59%       + 5.84%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2000

QUALITY

Source: Standard & Poor's and Moody's

                  Not Rated                       33.3%
                  "AAA"                           24.3%
                  "BBB"                           21.1%
                  "BB"                             7.4%
                  "AA"                             6.0%
                  "A"                              5.9%
                  "B"                              1.3%
                  Other                            0.7%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- (Unaudited) July 31, 2000

Municipal Bonds - 97.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
General Obligation - 5.9%
  Birmingham, AL, 5.75s, 2019                                           $ 1,000           $    1,010,720
  Chicago, IL, Board Of Education, RITES, 5.072s, 2020+(++)(++)           7,910                7,296,184
  Commonwealth of Massachusetts, 6s, 2015                                 3,750                3,941,138
  Cranston, RI, FGIC, 6.375s, 2014                                          855                  930,411
  Delaware County, OH, 6.25s, 2020                                        1,000                1,052,350
  District of Columbia, 6s, 2026                                          5,000                4,815,400
  Essex County, NJ, RITES, 6.678s, 2020+(++)(++)                          6,000                6,149,880
  Forsyth County, GA, School District, 6s, 2016                           1,700                1,797,835
  Hidalgo County, TX, AMBAC, 6s, 2016                                     1,010                1,057,581
  Houston County, AL, AMBAC, 6.25s, 2019                                  3,500                3,703,595
  Houston, TX, Independent School District, RITES,
    5.267s, 2017+(++)(++)                                                 5,000                4,697,000
  Kane, Cook & DuPage Counties, IL, School District,
    FSA, 6.5s, 2017                                                       1,355                1,456,205
  Kane, Cook & DuPage Counties, IL, School District,
    FSA, 6.375s, 2019                                                     1,255                1,330,325
  Lane County, OR, 6.25s, 2016                                            1,000                1,063,030
  Lane County, OR, 6.25s, 2017                                            1,370                1,454,200
  Linn County, OR, Community School District, MBIA,
    6.125s, 2017                                                          1,000                1,054,350
  Linn County, OR, Community School District, MBIA,
    6.125s, 2019                                                          1,105                1,158,151
  Los Angeles, CA, RITES, 5.761s, 2015+(++)(++)                           5,310                5,406,642
  Manchester, NH, 5.875s, 2019                                            2,325                2,360,642
  Markham, IL, 9s, 2012                                                   2,575                2,613,625
  New York City, NY, 6.875s, 2003                                           120                  125,492
  New York City, NY, 7.1s, 2011                                              80                   83,741
  New York City, NY, 5.875s, 2024                                         7,000                7,073,500
  New York City, NY, 6.125s, 2025                                         3,675                3,748,868
  New York City, NY, FGIC, 6.125s, 2025                                   8,000                8,243,680
  New York City, NY, FSA, 7s, 2022                                           70                   72,803
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                              1,500                1,271,745
  Wasco County, OR, 6s, 2016                                              1,245                1,311,595
  Wasco County, OR, 6s, 2018                                              1,485                1,553,963
  West Warwick, RI, 7.3s, 2008                                              169                  180,472
  West Warwick, RI, 7.45s, 2013                                             570                  610,179
                                                                                          --------------
                                                                                          $   78,625,302
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 2.4%
  Chicago, IL, Public Building Commerce Rev., RITES,
    5.254s, 2017+(++)(++)                                               $ 4,500           $    4,287,870
  College Park, GA, Business & Industrial Development
    Authority (Civic Center), AMBAC, 5.75s, 2020                          3,000                3,043,110
  Delaware Valley, PA, Regional Finance Authority,
    RITES, AMBAC, 6.152s, 2018(++)(++)                                    7,000                6,982,430
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                            2,500                2,632,400
  Houston, TX, 7.875s, 2025                                               4,800                4,884,000
  New York Dormitory Authority Rev., Office General
    Services, 5s, 2018                                                    5,000                4,547,250
  New York Dormitory Authority Rev. (Bronx-Lebanon),
    5.2s, 2016                                                            1,000                  946,400
  New York Dormitory Authority Rev. (North General
    Hospital), 5.2s, 2016                                                 1,570                1,485,848
  New York Dormitory Authority Rev. (St. Clare's
    Hospital), 5.3s, 2019                                                 2,000                1,864,840
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), 5.3s, 2021                                           1,000                  922,650
                                                                                          --------------
                                                                                          $   31,596,798
--------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 17.0%
  Arapahoe County, CO, Capital Improvement, Highway
    Rev., 0s, 2005                                                      $69,000           $   11,235,270
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 8.801s, 2001(++)(++)                          1,300                1,407,406
  Daphne, AL, Special Care Facilities Financing
    Authority (1st Mortgage Rev.), 0s, 2008                              89,975               60,084,405
  Daphne, AL, Special Care Facilities Financing
    Authority (2nd Mortgage Rev.), 0s, 2008                               4,500                3,005,055
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008                                   48,475                9,186,497
  Denver, CO, City & County Airport Rev., 8s, 2000                          100                  102,947
  Denver, CO, City & County Airport Rev., 8.5s, 2000                        255                  262,867
  Denver, CO, City & County Airport Rev., 8.875s, 2000                    1,325                1,419,128
  Denver, CO, City & County Airport Rev., 7.75s, 2001                       425                  449,582
  Denver, CO, City & County Airport Rev., 8.75s, 2001                     1,530                1,636,335
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), 8.187s, 2002(++)(++)                                 4,000                4,444,680
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002                                               1,750                1,866,708
  Doylestown, PA, Hospital Authority (Doylestown
    Hospital), 7.2s, 2003                                                 2,200                2,389,464
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2001+                           2,920                3,195,093
  Illinois Health FacilitiesAuthority Rev. (Memorial
    Hospital-Woodstock), 7.25s, 2002                                      1,500                1,596,075
  Jenks Township, PA, Municipal Authority Rev., 8s, 2003                  4,650                5,111,373
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003                                                 5,050                5,824,619
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2001                                                          2,600                2,699,450
  Massachusetts Health & Education Facilities Authority
    (Fairview Extended Care Facility), 10.25s, 2001                       3,000                3,158,790
  Massachusetts Industrial Finance Agency (Curry
    College), 8s, 2004                                                    1,325                1,506,671
  Massachusetts Industrial Finance Agency (Emerson
    College), 8.9s, 2001                                                  3,000                3,113,040
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2006                                   2,300                2,729,525
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2006                                   3,520                4,219,635
  Mesa County, CO, Residual Rev., 0s, 2003                               25,125                9,505,039
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), 8.75s, 2001                           2,800                2,902,844
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004                                                           4,050                4,628,988
  New York City, NY, 6.875s, 2002                                           880                  923,278
  New York City, NY, 7.1s, 2002                                             920                  968,208
  New York City, NY, FSA, 7s, 2002                                        1,630                1,714,287
  New York City, NY, 6.125s, 2006                                         1,320                1,428,161
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                                   495                  526,205
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                                 4,425                4,703,952
  New York Local Government Assistance Corp., 7s, 2001                      800                  829,688
  North Carolina Medical Care Commission, Hospital Rev
    (Valdese General Hospital), 8.75s, 2001                               1,775                1,891,902
  North Central, TX, Health Facilities Development Corp.
    (Baylor University Medical Center), 9.107s, 2001(++)(++)              4,300                4,628,950
  North Central, TX, Health Facilities Development Corp.
    (Presbyterian Hospital), RITES, MBIA, 8.815s, 2001(++)(++)            4,000                4,297,840
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster at Lake
      Ridge), 10s, 2002                                                   3,500                3,820,740
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011                                     13,400                7,972,062
  South Carolina Public Service Authority (Santee Co-op),
    7.1s, 2001                                                            2,000                2,087,880
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008#                                                5,544                7,162,789
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                 5,025                7,598,604
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                   975                1,408,904
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002                                               21,035               24,494,626
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              200                  209,072
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                                              95                   97,124
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                                             115                  120,675
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                           2,305                2,512,415
                                                                                          --------------
                                                                                          $  227,078,848
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 6.7%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 6.75s, 2011                      $ 2,000           $    2,059,960
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        5,450                5,642,603
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta), , 7.625s, 2021                             4,500                4,642,020
  Denver, CO, City & County Airport Rev., 8.875s, 2012                    3,675                3,916,007
  Denver, CO, City & County Airport Rev., 7.75s, 2021                     1,625                1,704,788
  Denver, CO, City & County Airport Rev., 8.5s, 2023                      2,695                2,771,349
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     4,240                4,497,368
  Denver, CO, City & County Airport Rev., 8s, 2025                        1,040                1,068,038
  Denver, CO, City & County Airport Rev., 6.875s, 2032                    7,130                7,112,531
  Hillsborough County, FL, Aviation Authority Rev. (US
    Air), 8.6s, 2022                                                      4,275                4,436,510
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                         16,570               17,044,068
  New Jersey Economic Development Authority, Special Facilities
    Rev. (Continental Airlines, Inc.), 6.625s, 2012                       5,250                5,308,432
  Port Authority, NY (JFK International Air Terminal),
    MBIA, 5.75s, 2022                                                     7,000                6,981,870
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                             1,000                  977,450
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               4,000                4,055,920
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.6s, 2030                                                14,210               14,603,901
  Wayne Charter County, MI, Airport Rev. (Detroit
    Metropolitan Wayne County), 5s, 2019                                  3,000                2,719,110
                                                                                          --------------
                                                                                          $   89,541,925
--------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.5%
  Alaska Industrial Development & Export Authority, Power Rev
    (Upper Lynn Canal Regional Power), 5.875s, 2032                     $ 1,800           $    1,586,538
  Calcasieu Parish, LA, Industrial Development Board, Pollution
    Control Rev. (Energy Gulf States, Inc.), 5.45s, 2010                  4,800                4,483,584
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), FGIC, 6.7s, 2022                                          4,000                4,175,080
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                               10,000                8,440,400
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                                9,000                7,971,930
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                        16,500               14,617,680
  Farmington, NM, Pollution Control Rev. (San Juan
    Public Services Co.), 6.3s, 2016                                      3,240                3,122,712
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                                      3,000                2,988,870
  Farmington, NM, Pollution Control Rev., "A", 5.8s, 2022                 4,500                4,009,995
  Farmington, NM, Pollution Control Rev., "C", 5.8s, 2022                 4,915                4,379,806
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                             10,000                8,833,300
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      8,000                7,193,920
  Municipal Electric Authority, GA, Project #1, AMBAC,
    7.325s, 2022(++)(++)                                                  9,900               10,211,751
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                  2,985                2,785,930
  New Jersey Economic Development Authority (Vineland
    Cogeneration), 7.875s, 2019                                           7,405                7,728,969
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2019                                 1,155                1,200,149
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                                 1,625                1,686,766
  New York Energy Research & Development Authority,
    Electrical Facilities Rev. (Consolidated Edison),
    AMBAC, 7.5s, 2026                                                     4,750                4,808,900
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                           2,750                2,823,232
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 8s, 2023                                        4,700                5,021,997
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                        2,300                2,223,755
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                        5,000                4,825,000
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000                1,818,560
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                14,000               12,733,280
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                               10,000               10,306,300
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.184s, 2012(++)(++)                 4,800                5,091,408
  West Feliciana Parish, LA, Pollution Control Rev
    (Entergy Gulf States), 6.6s, 2028                                     3,335                3,136,234
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 5.8s, 2015                               1,500                1,389,660
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 9s, 2015                                 2,500                2,594,225
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 5.8s, 2016                               1,500                1,399,125
                                                                                          --------------
                                                                                          $  153,589,056
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 16.1%
  Arkansas Development Finance Authority (White River
    Medical Center), 5.55s, 2019                                        $ 1,000           $      843,590
  Baltimore County, MD, Nursing Facility Mortgage Rev
    (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028                1,250                  962,500
  Baxter County, AR, Hospital Rev., 5.6s, 2021                            3,000                2,495,220
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                               115                  112,391
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               395                  360,777
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                            1,420                1,208,874
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              3,150                2,627,510
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                                 925                  953,120
  Berlin, MD, Hospital Rev. (Atlantic General
    Hospital), 8.375s, 2022                                               1,287                1,296,995
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                                      1,095                1,137,289
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                        900                1,064,601
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.35s, 2017             1,500                1,372,500
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.4s, 2029              3,500                2,894,885
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013        2,850                2,503,298
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6.35s, 2013                                                  1,910                1,699,900
  Cheneyville, LA, Westside Habilitation Center, 8.375s, 2013             5,460                5,642,255
  Chester County, PA, Health & Education Facilities
    Authority (Jefferson Health Systems), 5.375s, 2027                    5,000                4,321,050
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                                 1,908                1,202,040
  Colorado Health Facilities Authority Rev. (National
    Benevolent), 7.125s, 2030                                             1,300                1,309,620
  Connecticut Health & Educational Facilities (Johnson
    Evergreen), 8.5s, 2014                                                1,350                1,406,079
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028                           3,000                2,502,930
  Crittenden County, AR, 7.15s, 2025                                      1,165                1,183,162
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                            3,500                3,499,090
  Denver, CO, Health & Hospital Rev., 5.375s, 2018                        3,700                3,089,833
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                        5,000                3,969,450
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                            915                  939,174
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital, Inc), 5.25s, 2018                                   1,000                  892,790
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                2,225                2,049,425
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                               1,500                1,511,595
  Grand Junction, CO, Hospital Rev. (Community Hospital),
    6.9s, 2017                                                            2,900                2,741,544
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                          1,500                1,265,775
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              3,900                3,339,726
  Iowa Finance Authority, Health Care Facilities Rev
    (Care Initiatives), 5.75s, 2018                                       1,200                  975,540
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                                       1,000                1,007,740
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250                  237,765
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                                7,720                7,934,848
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                        800                  830,896
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006#                                           1,074                  182,625
  Loves Park, IL (Hoosier Care), 7.125s, 2034                             1,990                1,751,220
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                  1,395                1,298,926
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                    3,305                2,551,526
  Maine Health & Higher Educational Facilities, 7.5s, 2019                1,500                1,448,250
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                  1,000                1,007,410
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                         3,500                3,032,295
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                                        4,600                3,708,704
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                              13,530               10,602,784
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                                          7,550                8,101,679
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                                 5,830                5,253,646
  Massachusetts Industrial Finance Agency (WNR, Inc.),
    9s, 2023(+)                                                           1,050                  899,220
  Mecosta County, MI, General Hospital Rev., 6s, 2018                     1,200                1,025,832
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                                      1,000                  827,580
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               3,000                2,987,010
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015                         1,000                  799,410
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                         2,000                1,547,800
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                  2,200                2,033,372
  Monongalia County, WV, Health Facilities Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                               500                  476,625
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                          2,390                2,436,294
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                                    3,000                2,590,890
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Littleton Hospital Assn.), 5.9s, 2018                 1,750                1,447,758
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016*                                                 1,265                   63,250
  New Jersey Economic Development Authority (Burnt
    Tavern Convalescent Center), 9s, 2013                                 1,700                1,769,938
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                      1,350                1,410,318
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 10.5s, 2020                                      3,000                2,957,100
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                             2,705                2,820,152
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                                        700                  731,675
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                      1,000                1,046,940
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                               4,000                4,004,680
  New Mexico Hospital Equipment Loan Council, Hospital
    Rev. (Memorial Medical Center, Inc.), 5.375s, 2018                    2,600                2,164,292
  New York City, NY, Health & Hospital Corp. Rev.,
    5.25s, 2017                                                           2,000                1,798,440
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013                             5,000                4,343,050
  Osceola County, FL, Industrial Development Rev
    (Community Provider Pooled Loan), 7.75s, 2017                         2,700                2,727,999
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                      1,705                1,790,182
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                     5,320                5,146,142
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.692s, 2021                                     2,000                2,087,560
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                                 800                  733,296
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 1,155                1,028,966
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                                            9,435                9,573,223
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                            1,740                1,817,587
  Seminole County, FL, Industrial Development Authority
    (Friendly Village), 10s, 2011                                           770                  771,024
  Sierra View, CA, Local Health Care District, 5.4s, 2022                 4,000                3,220,720
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.375s, 2015                                     1,385                1,150,686
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.5s, 2020                                       1,625                1,323,091
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.625s, 2029                                     4,200                3,330,432
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                              3,600                2,791,836
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024                             5,000                3,752,400
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                     2,500                2,470,600
  Sterling, IL (Hoosier Care), 7.125s, 2034                               1,390                1,244,981
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                   3,500                3,247,300
  Suffolk County, NY, Southhampton Hospital Assn.,
    7.625s, 2030                                                          1,500                1,423,050
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                                    3,190                2,417,478
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      810                  712,630
  Westerville, OH, Industrial Development Rev. (1st
    Mortgage Health Care), 10s, 2008                                        445                  448,146
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                        900                  947,619
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                  7,100                7,109,372
  Yonkers, NY, Industrial Development Agency (St
    Joseph Hospital), 6.15s, 2015                                         2,000                1,732,380
                                                                                          --------------
                                                                                          $  215,505,168
--------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 13.8%
  Baltimore County, MD, Pollution Control (Bethelehem
    Steel), 7.55s, 2017                                                 $ 1,850           $    1,851,110
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                          10,455               10,796,774
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River Corp.), 8s, 2028                              4,500                4,841,415
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015                                     4,390                4,393,424
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                                 2,500                2,518,750
  Courtland, AL, Industrial Development Board, Solid Waste
    Disposal Rev. (Champion International Corp.), 6.375s, 2029            2,500                2,387,700
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               600                  591,108
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                               1,800                1,763,622
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                             3,460                3,338,450
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                          1,000                1,003,440
  Florence County, SC, Industrial Development Rev
    (Stone Container Corp.), 7.375s, 2007                                 2,650                2,654,850
  Gulf Coast Waste Disposal Authority, TX (USX Corp.),
    5.5s, 2017                                                            3,000                2,700,510
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                           6,500                6,787,430
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                            8,555                9,234,010
  Hodge Village, LA, Utilities Rev. (Stone Container),
    9s, 2010                                                              7,800                7,969,806
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                                   3,000                2,551,290
  Indiana Development Finance Authority Rev. (Inland
    Steel), 7.25s, 2011                                                  10,000                9,719,200
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                               1,800                1,732,734
  Maine Finance Authority (Bowater), 7.75s, 2022                          8,500                8,856,235
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                     2,225                2,104,249
  Massachusetts Port Authority Rev., Special Facilities
    (Bosfuel), MBIA, 5.75s, 2039                                          5,000                4,857,300
  Mesa County, CO (Joy Technologies, Inc.), 8.5s, 2006*                   5,050                3,787,500
  Mobile County, AL (Ipsco, Inc.), 6.875s, 2030                           2,850                2,859,519
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015                                    4,000                4,013,160
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017                                    8,000                8,040,720
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014                                                           7,000                2,555,000
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay
    Paperboard LLC), 6.8s, 2014                                           3,800                3,732,208
  Owyhee County, ID, Industrial Development Rev
    (Environsafe), 8.25s, 2002                                            4,000                4,078,280
  Perry County, KY, Solid Waste Disposal Resources
    (TJ International), 7s, 2024                                         11,000               11,385,330
  Philadelphia, PA, Industrial Development Authority Rev
    (Host Marriott LP), 7.75s, 2017                                       2,000                2,108,740
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014              21,785               23,679,206
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                          1,000                  964,740
  Savannah, GA, Economic Development Authority (Stone
    Container Corp.), 7.4s, 2026                                          7,500                7,412,100
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019                     1,000                  871,940
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027                        3,700                3,704,255
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 6.9s, 2024                                                    3,000                3,063,810
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                 5,885                5,964,860
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027*                                 5,000                  500,000
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            5,000                2,750,000
                                                                                          --------------
                                                                                          $  184,124,775
--------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.4%
  Illinois Health Facilities Authority Rev. (Sisters of
    Mercy), RITES, MBIA, 8.937s, 2015(++)(++)                           $ 5,200           $    5,746,104
  Massachusetts Health & Education Facilities Authority
    (Harvard Pilgrim Health), FSA, 5s, 2018                               3,435                2,992,675
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                           3,100                3,130,473
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, RIBS, 8.486s, 2016(++)(++)                          4,000                4,206,040
  Philadelphia, PA, Hospital & Higher Education Facilities
    Authority Rev. (Pennsylvania Hospital), FGIC, 5.993s, 2012(++)(++)    2,000                2,004,400
                                                                                          --------------
                                                                                          $   18,079,692
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.9%
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                  $ 2,000           $    2,055,380
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                              4,000                4,414,760
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                      3,940                3,880,388
  California Statewide Community Development Authority
    (Irvine Apartments), 5.25s, 2025                                      3,500                3,341,765
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           8,000                7,809,520
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                           2,870                2,894,309
  Florida Multi-Family Housing Finance Agency Rev
    (Center Court Apartments), 8.5s, 2018                                 1,695                1,646,591
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                                               3,985                4,096,022
  Maryland Community Development Administration, 0s, 2032                11,550                  990,875
  Maryland Community Development Administration, 6s, 2039                 3,500                3,480,540
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                           5,485                5,526,576
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##                          6,000                5,931,480
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029                     5,000                4,426,750
  Texas Housing & Community Board (Harbors & Plumtree),
    10s, 2026+                                                            1,740                1,655,349
  Virginia Housing & Development Authority, 0s, 2017                      2,060                  419,395
                                                                                          --------------
                                                                                          $   52,569,700
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                         $ 1,250           $    1,043,300
  Illinois Sales Tax, 6.25s, 2015                                         1,500                1,599,270
  Territory of Virgin Islands, Public Finance
    Authority, 6s, 2006                                                     500                  502,390
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                                          1,500                1,398,885
                                                                                          --------------
                                                                                          $    4,543,845
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.5%
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            $ 6,765           $    1,538,090
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                     1,800                1,899,108
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA,
    7.05s, 2030                                                             900                  961,254
  Colorado Housing Finance Authority, 7.15s, 2014                           470                  503,896
  Colorado Housing Finance Authority, 6.75s, 2021                         1,145                1,217,650
  Colorado Housing Finance Authority, 6.55s, 2025                         1,105                1,165,477
  Colorado Housing Finance Authority, 7.4s, 2027                          1,195                1,263,223
  Colorado Housing Finance Authority, FHA, 7.15s, 2030                    1,000                1,101,170
  Connecticut Housing Finance Authority, , 5.85s, 2028                    3,945                3,838,879
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  1,300                  257,088
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011               3,395                1,167,031
  Delaware Single Family Housing Authority Rev., 6.75s, 2024              2,595                2,674,874
  East Baton Rouge, LA, Capital Appreciation Rev., MBIA,
    0s, 2010                                                              2,055                  683,000
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., 8.75s, 2011                                              427                  465,225
  Florida Housing Finance Agency Rev., 0s, 2016                           1,280                  257,869
  Georgia Housing & Finance Authority Rev., FHA, 0s, 2031                23,365                2,362,435
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                      110                  113,923
  Jefferson County, TX, Housing Finance Corp., Single
    Family Mortgage Rev., MBIA, 0s, 2015                                  2,165                  422,262
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA/FNMA, 7.5s, 2026                                                 1,000                1,094,790
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                     1,350                1,428,449
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                                800                  849,320
  Louisiana Housing Finance Agency Mortgage Rev.,
    GNMA/FNMA, 7.55s, 2031                                                2,580                2,860,833
  Maricopa County, AZ, FNMA/GNMA, 6s, 2024                                  500                  553,145
  Maryland Community Development Administration, 7.3s, 2025               4,505                4,604,741
  Mississippi Home Corp., Single Family Senior Housing
    Rev., FGIC, 9.25s, 2012                                                 102                  105,138
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                                4,455                4,693,031
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA/FNMA, 7.45s, 2031                                          1,000                1,100,740
  New Castle County, DE, Single Family Mortgage Rev.,
    FGIC, 0s, 2016                                                          505                  100,798
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                             1,990                2,052,864
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 8.3s, 2012                                               185                  188,774
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                               665                  685,475
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 5.9s, 2029                                             2,160                2,116,498
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 9.162s, 2031(++)(++)                                        970                1,023,660
  Oklahoma Housing Finance Agency, 5.375s, 2020                           1,960                1,869,311
  Oklahoma Housing Finance Agency, 7.55s, 2028                            1,000                1,117,170
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                     2,800                3,050,768
  Reno County, KS, Single Family Mortgage Rev., AMBAC,
    0s, 2014                                                              1,075                  216,881
  San Bernardino County, CA, Single Family Mortgage
    Rev., GNMA/FNMA, 6.45s, 2020                                          1,750                1,892,380
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                     3,375                3,590,561
  South Dakota Housing Development Authority,
    Homeownership Mortgage, FHLMC, 5.8s, 2028                             4,735                4,601,662
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                                  4,915                5,233,246
  Texas Veteran Housing Assistance Program, 7s, 2025                      1,100                1,140,271
  Wisconsin Housing & Economic Development,
    Homeownership Rev., RIBS, 9.296s, 2022(++)(++)                          870                  900,398
  Wyoming Community Development Authority, 5.85s, 2028                    4,250                4,136,397
                                                                                          --------------
                                                                                          $   73,099,755
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.0%
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                  $ 3,000           $    2,750,970
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019                    2,000                1,910,000
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.5s, 2013                                                2,475                2,221,560
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                                                5,425                4,653,891
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                                 2,500                2,332,625
                                                                                          --------------
                                                                                          $   13,869,046
--------------------------------------------------------------------------------------------------------
Special Assessment District - 1.6%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                        $ 4,180           $    4,045,111
  Broadview, IL, Tax Increment Rev., 5.375s, 2015                         3,400                3,201,304
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013             1,205                1,214,170
  Denver, CO, Urban Renewal Tax (Downtown Denver), 7.25s, 2017            1,250                1,295,775
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                     950                  957,230
  Katy, TX, Development Authority Rev., 5.8s, 2011                        3,000                2,805,000
  Katy, TX, Development Authority Rev., 6s, 2018                          6,000                5,505,000
  Lake Elsinore, CA, Public Financing Authority, 5.15s, 2014              3,205                3,023,405
                                                                                          --------------
                                                                                          $   22,046,995
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.3%
  Access To Loans For Learning, California Student Loan
    Corp. Rev., 7.95s, 2030                                             $ 2,700           $    2,719,845
  Arizona Student Loan Acquisition Authority, "B", 6.15s, 2029            1,500                1,505,760
  Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010           4,610                4,912,001
  Arizona Student Loan Acquisition Authority, "D", 7.25s, 2010            2,970                3,037,538
  Pennsylvania Higher Education Assistance Agency, AMBAC,
    8.138s, 2022(++)(++)                                                  2,700                2,910,627
  South Dakota Student Loan Rev. (Education Loans, Inc.), 5.6s, 2020      2,700                2,521,125
                                                                                          --------------
                                                                                          $   17,606,896
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.5%
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                     $ 2,500           $    2,667,175
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2013                             5,000                4,535,400
  Illinois Regional Transport Authority, MBIA, 6.25s, 2018                4,460                4,805,650
  New Jersey Turnpike Authority, RITES, 5.804s, 2020+(++)(++)             5,000                4,851,500
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                  2,700                1,233,792
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                  2,100                  924,630
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                  1,700                  719,423
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                  7,000                2,860,970
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                  6,600                2,501,466
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                  7,250                2,545,692
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                  2,000                  649,940
  State of Florida, RITES, 4.767s, 2017+(++)(++)                          2,300                2,018,342
  Telluride, CO, Gondola Transit Co., 9s, 2016                            2,340                2,574,351
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, 6.815s, 2019(++)(++)                         1,200                1,203,756
                                                                                          --------------
                                                                                          $   34,092,087
--------------------------------------------------------------------------------------------------------
Universities - 1.8%
  California Education Facilities Authority Rev. (L.A
    College of Chiropractic), 5.6s, 2017                                $ 2,000           $    1,932,920
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s, 2018                  850                  792,727
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s, 2028               1,730                1,574,248
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2026                             6,000                6,162,180
  Massachusetts Development Finance Agency Rev
    (Williston Northampton School), 6.5s, 2028                            1,500                1,383,660
  Nassau County, NY, Industrial Development Agency,
    Civic Facilities Rev. (New York Institute of Technology),
    6.15s, 2029                                                           3,300                2,980,659
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s, 2018               1,200                1,105,320
  New York Dormitory Authority Rev., RITES, 4.848s, 2017+(++)(++)         6,500                5,735,470
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.2s, 2009                                      820                  847,249
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                    2,000                2,000,000
                                                                                          --------------
                                                                                          $   24,514,433
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.0%
  Detroit, MI, Sewer Disposal Rev., FGIC, 6.655s, 2023(++)(++)          $ 1,500           $    1,637,610
  Detroit, MI, Sewer Disposal Rev., FGIC, 6.655s, 2023(++)(++)              500                  491,130
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2017               1,000                1,071,100
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2019               1,010                1,075,014
  Harrisburg, PA, Authority Water Rev., RITES, FGIC,
    7.07s, 2015(++)(++)                                                   2,000                2,062,960
  Massachusetts Water Resources Authority, RITES, 7.79s, 2019+(++)(++)      765                  961,146
  Michigan Municipal Bond Authority Rev., RITES, 5.767s, 2021+(++)(++)    7,585                7,285,847
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                                     8,590                8,589,313
  Phoenix, AR, Wastewater Systems Rev., FGIC, 6.25s, 2017                 1,000                1,066,390
  State of Virginia, Clean Water Rev., 5.75s, 2019                        2,500                2,548,725
                                                                                          --------------
                                                                                          $   26,789,235
--------------------------------------------------------------------------------------------------------
Other - 2.8%
  Alabama Building Renovation Authority, AMBAC, 6s, 2017                $ 1,805           $    1,866,171
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                  1,155                1,194,143
  Brush, CO, Industrial Development Rev. (Training
    Centers International, Ltd.), 9.5s, 2015*                             8,789                2,021,523
  Colorado River, TX, Municipal Water District, 6.25s, 2004+              3,000                2,918,700
  Danville, VA, Industrial Development Authority Rev
    (Piedmont Mall), 8s, 2017                                             8,280                8,476,650
  District of Columbia (National Public Radio), 7.7s, 2023                3,500                3,696,175
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                             70                   69,163
  Iowa Finance Authority, Community Provider Rev. (Boys
    & Girls Home), 6.25s, 2028                                            2,000                1,773,020
  Lehigh County, PA, General Purpose Authority
    (Kidspeace Obligation Group), 6s, 2018                                5,000                4,499,900
  Massachusetts Industrial Finance Agency (Brandon
    Residential Treatment), 8.75s, 2024                                   5,110                5,475,518
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Child & Family Services), 6.125s, 2019                1,450                1,321,675
  Rail Connections Inc., MA, Rev., 0s, 2015                                 375                  145,478
  Rail Connections Inc., MA, Rev., 0s, 2016                                 450                  162,571
  Rail Connections Inc., MA, Rev., 0s, 2017                                 975                  327,151
  Rail Connections Inc., MA, Rev., 0s, 2018                               1,235                  385,098
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005                         2,200                2,309,120
  St. Louis County, MO, Industrial Development Authority
    (Kiel Center Arena), 7.875s, 2024                                     1,000                1,046,800
                                                                                          --------------
                                                                                          $   37,688,856
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,326,039,730)                                   $1,304,962,412
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.3%
--------------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 08/03/00                      $ 1,000           $    1,000,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 08/03/00                          500                  500,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 08/03/00                                                          2,850                2,850,000
  Mount Vernon, IN, Pollution Control Rev. (General
    Electric Co.), due 08/03/00                                           2,700                2,700,000
  New York City, NY, Municipal Water & Sewer Finance
    Authority, due 08/03/00                                                 300                  300,000
  Sevier County, TN, Public Building Authority, due 08/03/00              9,700                9,700,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes,
  at Amortized Cost and Value                                                             $   17,050,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,343,089,730)                                       $1,322,012,412

Other Assets, Less Liabilities - 1.2%                                                         16,160,539
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                       $1,338,172,951
--------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
   + Restricted security.
 (+) Security valued by or at the direction of the Trustees.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JULY 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,343,089,730)        $1,322,012,412
  Cash                                                                   12,338
  Receivable for investments sold                                     1,453,379
  Receivable for fund shares sold                                     1,966,160
  Interest receivable                                                20,365,974
  Other assets                                                            8,794
                                                                 --------------
    Total assets                                                 $1,345,819,057
                                                                 --------------
Liabilities:
  Distributions payable                                          $    4,458,413
  Payable for investments purchased                                   1,428,608
  Payable for fund shares reacquired                                  1,250,051
  Payable to affiliates -
    Management fee                                                       59,890
    Shareholder servicing agent fee                                      10,892
    Distribution and service fee                                         70,322
    Administrative fee                                                    1,906
  Accrued expenses and other liabilities                                366,024
                                                                 --------------
      Total liabilities                                          $    7,646,106
                                                                 --------------
Net assets                                                       $1,338,172,951
                                                                 ==============

Net assets consist of:
  Paid-in capital                                                $1,523,991,434
  Unrealized depreciation on investments                            (21,077,318)
  Accumulated net realized loss on investments                     (163,322,696)
  Accumulated distributions in excess of net investment
    income                                                           (1,418,469)
                                                                 --------------
      Total                                                      $1,338,172,951
                                                                 ==============
Shares of beneficial interest outstanding                          163,465,715
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $976,634,373 / 119,334,074 shares of
     beneficial interest outstanding)                                $8.18
                                                                     =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $8.59
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $342,356,644 / 41,790,606 shares of
     beneficial interest outstanding)                                $8.19
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,181,934 / 2,341,035 shares of
     beneficial interest outstanding)                                $8.19
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2000
-------------------------------------------------------------------------------

Net investment income:
  Interest Income                                                   $47,320,201
                                                                    -----------
  Expenses -
    Management fee                                                  $ 4,221,356
    Trustees' compensation                                               26,494
    Shareholder servicing agent fee                                     660,385
    Distribution and service fee (Class B)                            1,333,061
    Distribution and service fee (Class C)                               85,757
    Administrative fee                                                  108,771
    Custodian fee                                                       179,895
    Printing                                                             30,959
    Postage                                                              35,929
    Auditing fees                                                        17,800
    Legal fees                                                           19,398
    Miscellaneous                                                       529,937
                                                                    -----------
      Total expenses                                                $ 7,249,742
    Fees paid indirectly                                               (156,126)
    Reduction of expenses by investment adviser                        (549,572)
                                                                    -----------
      Net expenses                                                  $ 6,544,044
                                                                    -----------
        Net investment income                                       $40,776,157
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(9,084,055)
    Futures contracts                                                  (445,656)
                                                                    -----------
      Net realized loss on investments                              $(9,529,711)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $30,285,029
    Futures contracts                                                   316,374
                                                                    -----------
      Net unrealized gain on investments                            $30,601,403
                                                                    -----------
        Net realized and unrealized gain on investments             $21,071,692
                                                                    -----------
          Increase in net assets from operations                    $61,847,849
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 2000              JANUARY 31, 2000
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   40,776,157                $   87,004,204
  Net realized gain (loss) on investments                        (9,529,711)                   20,055,125
  Net unrealized gain (loss) on investments                      30,601,403                  (186,349,281)
                                                             --------------                --------------
    Increase (decrease) in net assets from operations        $   61,847,849                $  (79,289,952)
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (30,908,405)               $  (69,225,299)
  From net investment income (Class B)                           (9,405,131)                  (19,611,814)
  From net investment income (Class C)                             (462,621)                     (635,333)
  In excess of net investment income (Class A)                     (927,809)                     (224,315)
  In excess of net investment income (Class B)                     (282,323)                      (63,549)
  In excess of net investment income (Class C)                      (13,887)                       (2,059)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (42,000,176)               $  (89,762,369)
                                                             --------------                --------------
Net decrease in net assets from fund share transactions      $  (24,831,777)               $  (22,203,674)
                                                             --------------                --------------
      Total decrease in net assets                           $   (4,984,104)               $ (191,255,995)
Net assets:
  At beginning of period                                      1,343,157,055                 1,534,413,050
                                                             --------------                --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $1,418,469 and
    $194,450, respectively)                                  $1,338,172,951                $1,343,157,055
                                                             ==============                ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                       SIX MONTHS ENDED          ---------------------------------------------------------------------------------
                          JULY 31, 2000                 2000               1999              1998            1997             1996
                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                            CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period            $ 8.06               $ 9.03             $ 9.07            $ 8.73          $ 9.12           $ 8.60
                                 ------               ------             ------            ------          ------           ------
Income from investment operations# -
  Net investment income(S)       $ 0.26               $ 0.51             $ 0.53            $ 0.57          $ 0.61           $ 0.61
  Net realized and unrealized
    gain (loss) on investments     0.12                (0.95)             (0.04)             0.34           (0.36)            0.59
                                 ------               ------             ------            ------          ------           ------
      Total from investment
        operations               $ 0.38               $(0.44             $ 0.49            $ 0.91          $ 0.25           $ 1.20
                                 ------               ------             ------            ------          ------           ------

Less distributions declared to shareholders -
  From net investment income     $(0.25)              $(0.53)            $(0.53)           $(0.57)         $(0.64)          $(0.68)
  In excess of net investment
    income                        (0.01)               (0.00)+++           --                --              --               --
                                 ------               ------             ------            ------          ------           ------
  Total distributions declared
    to shareholders              $(0.26)              $(0.53)            $(0.53)           $(0.57)         $(0.64)          $(0.68)
                                 ------               ------             ------            ------          ------           ------
Net asset value - end of
  period                         $ 8.18               $ 8.06             $ 9.03            $ 9.07          $ 8.73           $ 9.12
                                 ======               ======             ======            ======          ======           ======
Total return(+)                    4.83%++             (5.09)%             5.54%            10.81%           2.87%           13.92%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       0.79%+               0.76%              0.81%             0.89%           0.93%            0.93%
  Net investment income            6.34%+               5.94%              5.84%             6.42%           6.96%            6.83%
Portfolio turnover                   16%                  27%                12%               19%             17%              20%
Net assets at end of period
 (000 omitted)                 $976,634             $985,622         $1,168,479        $1,107,181        $988,178       $1,009,031

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income    $ 0.26               $ 0.50             $ 0.53              --              --               --
        Ratios (to average net assets):
          Expenses##               0.87%+               0.82%              0.82%             --              --               --
          Net investment income    6.26%+               5.88%              5.83%             --              --               --
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31,
                       SIX MONTHS ENDED          ----------------------------------------------------------------------------------
                          JULY 31, 2000                 2000               1999              1998            1997             1996
                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                            CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                         $ 8.07               $ 9.04             $ 9.08            $ 8.74          $ 9.12           $ 8.60
                                 ------               ------             ------            ------          ------           ------
Income from investment operations# -
  Net investment income(S)       $ 0.22               $ 0.44             $ 0.45            $ 0.49          $ 0.52           $ 0.52
  Net realized and unrealized
    gain (loss) on investments     0.13                (0.95)             (0.04)             0.34           (0.35)            0.59
                                 ------               ------             ------            ------          ------           ------
      Total from investment
        operations               $ 0.35               $(0.51)            $ 0.41            $ 0.83          $ 0.17           $ 1.11
                                 ------               ------             ------            ------          ------           ------

Less distributions declared to shareholders -
  From net investment income     $(0.22)              $(0.46)            $(0.45)           $(0.49)         $(0.55)          $(0.59)
  In excess of net investment
    income                        (0.01)               (0.00)+++           --                --              --               --
                                 ------               ------             ------            ------          ------           ------
  Total distributions declared
    to shareholders              $(0.23)              $(0.46)            $(0.45)           $(0.49)         $(0.55)          $(0.59)
                                 ------               ------             ------            ------          ------           ------
Net asset value - end of
  period                         $ 8.19               $ 8.07             $ 9.04            $ 9.08          $ 8.74           $ 9.12
                                 ======               ======             ======            ======          ======           ======
Total return                       4.42%++             (5.85)%             4.62%             9.87%           1.96%           12.78%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       1.58%+               1.57%              1.69%             1.73%           1.86%            1.91%
  Net investment income            5.55%+               5.13%              4.95%             5.50%           6.00%            5.84%
Portfolio turnover                   16%                  27%                12%               19%             17%              20%
Net assets at end of period
  (000 omitted)                $342,357             $340,157           $363,062          $264,575        $125,971          $77,808

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income    $ 0.22               $ 0.43             $ 0.45              --              --               --
        Ratios (to average net assets):
          Expenses##               1.66%+               1.63%              1.70%             --              --               --
          Net investment income    5.47%+               5.07%              4.94%             --              --               --
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                       JULY 31, 2000          JANUARY 31, 2000         JANUARY 31, 1999*
                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 8.07                    $ 9.04                    $ 9.10
                                                              ------                    ------                    ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.21                    $ 0.43                    $ 0.15
  Net realized and unrealized gain (loss) on
    investments                                                 0.13                     (0.96)                    (0.06)
                                                              ------                    ------                    ------
      Total from investment operations                        $ 0.34                    $(0.53)                   $ 0.09
                                                              ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.21)                   $(0.44)                   $(0.15)
  In excess of net investment income                           (0.01)                    (0.00)+++                   --
                                                              ------                    ------                    ------
    Total distributions declared to shareholders              $(0.22)                   $(0.44)                   $(0.15)
                                                              ------                    ------                    ------
Net asset value - end of period                               $ 8.19                    $ 8.07                    $ 9.04
                                                              ======                    ======                    ======
Total return                                                    4.31%++                  (6.04)%                    0.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.79%+                    1.76%                     1.75%+
  Net investment income                                         5.33%+                    4.94%                     4.45%+
Portfolio turnover                                                16%                       27%                       12%
Net assets at end of period
  (000 omitted)                                               $19,182                   $17,378                    $2,872

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                                   $0.21                     $0.42                     $0.15
        Ratios (to average net assets):
          Expenses##                                             1.87%+                    1.82%                     1.76%+
          Net investment income                                  5.25%+                    4.88%                     4.44%+
    * For the period from the inception of Class C shares, September 25, 1998, through January 31, 1999.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
   ## Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a non-diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in-capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At January 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $154,428,458 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2002, ($18,933,325), January 31, 2003, ($27,178,219),
January 31, 2004, ($30,637,034), January 31, 2005, ($26,148,057), January 31,
2006, ($45,409,970), and January 31, 2007, ($6,121,853).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                   BASED ON GROSS INCOME
----------------------------------------      ---------------------------------
First $1.3 billion                 0.30%      4.75%
In excess of $1.3 billion          0.25%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,074 for the six months ended July 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $174,220 for the six months ended July 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan relating to Class B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares and Class C shares, and will pay to such securities dealers all of the distribution fee attributed to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0, and $2 for Class B and Class C shares, respectively, for the six months ended July 31, 2000. Fees incurred under the distribution plan during the six months ended July 31, 2000, were 0.79% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2000, were $121, $542,816, and $3,398 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $211,429,149 and $245,843,757, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,343,089,730
                                                               --------------
Gross unrealized appreciation                                  $   47,300,931
Gross unrealized depreciation                                     (68,378,249)
                                                               --------------
    Net unrealized depreciation                                $  (21,077,318)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                  ---------------------------------      ---------------------------------
                                         SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           5,966,268        $ 48,388,362        27,734,810        $ 239,618,620
Shares issued to shareholders in
  reinvestment of distributions       1,409,805          11,456,580         2,977,187           25,569,363
Shares reacquired                   (10,263,614)        (83,351,455)      (37,897,710)        (322,177,295)
                                    -----------        ------------       -----------        -------------
    Net decrease                     (2,887,541)       $(23,506,513)       (7,185,713)       $ (56,989,312)
                                    ===========        ============       ===========        =============

Class B shares
                                     SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                  ---------------------------------      ---------------------------------
                                         SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           3,447,734        $ 28,013,519        10,417,197        $  90,612,464
Shares issued to shareholders
  in reinvestment of
  distributions                         401,360           3,265,348           772,825            6,633,134
Shares reacquired                    (4,198,644)        (34,125,653)       (9,222,261)         (78,516,621)
                                    -----------        ------------       -----------        -------------
    Net increase (decrease)            (349,550)       $ (2,846,786)        1,967,761        $  18,728,977
                                    ===========        ============       ===========        =============

Class C shares
                                     SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                  ---------------------------------      ---------------------------------
                                         SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             602,856        $  4,888,532         2,428,300        $  21,062,648
Shares issued to shareholders
  in reinvestment of
  distributions                          23,092             187,913            34,058              289,328
Shares reacquired                      (437,482)         (3,554,923)         (627,555)          (5,295,315)
                                    -----------        ------------       -----------        -------------
    Net increase                        188,466        $  1,521,522         1,834,803        $  16,056,661
                                    ===========        ============       ===========        =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2000, was $3,928.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                         DATE OF                 PAR
DESCRIPTION                          ACQUISITION              AMOUNT              COST                VALUE
-----------------------------------------------------------------------------------------------------------
Chicago, IL, Board of
  Education, RITES, 5.072s, 2020          2/9/00          $7,910,000        $6,211,881          $ 7,296,184
Chicago, IL, Public Building
  Commerce Rev., RITES, 5.254s, 2017     3/18/99           4,500,000         4,800,137            4,287,870
Colorado River, TX, Municipal
  Water District, 6.25s, 2004             5/6/98           3,000,000         3,000,000            2,918,700
Essex County, NJ, RITES, 6.678s, 2020     4/6/00           6,000,000         5,968,176            6,149,880
Hannibal, MO, Industrial Development
  Authority (Hannibal Regional
  Healthcare) 9.5s, 2001                 3/23/92           2,920,000         2,893,030            3,195,093
Houston, TX, Independent School
  District, RITES, 5.267s, 2017          3/11/99           5,000,000         5,220,530            4,697,000
Los Angeles, CA, RITES, 5.761s, 2015     7/21/99           5,310,000         5,553,257            5,406,642
Massachusetts Water Resource Authority,
  RITES, 7.79s, 2019                     3/16/00             765,000           903,205              961,146
Michigan Municipal Bond Authority,
  RITES, 5.767s, 2021                    2/23/00           7,585,000         6,633,841            7,285,847
New Jersey Turnpike Authority,
  RITES, 5.804s, 2020                    4/19/00           5,000,000         4,638,741            4,851,500
New York Dormitory Authority,
  Rev., RITES, 4.848s, 2017              3/14/00           6,500,000         5,318,642            5,735,470
State of Florida, RITES,
  4.767s, 2017                            4/9/99           2,300,000         2,331,858            2,018,342
Texas Housing & Community Board
  (Harbors & Plumtree), 10s, 2026       11/12/96           1,740,000         1,740,000            1,655,349
                                                                                                -----------
                                                                                                $56,459,023
                                                                                                ===========

MFS(R) MUNICIPAL HIGH INCOME FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.) For share
                                                         prices, account balances, exchanges, or stock and
DISTRIBUTOR                                              bond outlooks, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                              (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                      telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Michael W. Roberge*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL HIGH INCOME FUND                                   ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MMH-3 9/00 45M 25/225/325